SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported) September 30, 1998
                                                 ------------------

                            NAL Financial Group Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware               0-25476                23-2455294
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  (State or other          (Commission           (I.R.S. Employer
   jurisdiction)           File Number)         Identification No.)

     500 Cypress Creek Road West
     Suite 590
     Fort Lauderdale, Florida                           33309
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (954) 938-8200
                                                   --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

     NAL Financial Group Inc. and its affiliates and subsidiaries that filed for bankruptcy under Chapter 11 of the Bankruptcy Code received confirmation of its First Amended Plan of Reorganization at a hearing held on September 22, 1998.

     The Confirmation Order, dated September 30, 1998, is appended hereto and is also available for review at the office of the Clerk of Court of the United States Bankruptcy Court for the Southern District of Florida, in re NAL Financial Group Inc., NAL Acceptance Corporation, NAL Insurance Services, Inc., Autorics, Inc., NAL Mortgage Corporation, Performance Cars of South Florida, Inc., and Special Finance, Inc. Case Nos. 98-21966-BKC-PGH through 98-21972-BKC-PGH. All interested parties are directed to the Amended Plan of Reorganization, the Amended Disclosure Statement, and the Confirmation Order for all of the terms and conditions of the reorganization of the Company.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NAL FINANCIAL GROUP, INC.
                                             -------------------------
                                                   (Registrant)


    Date  October 6, 1998                    By:  /s/ Andrew Combs
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                                                  Andrew Combs,
                                                  Chief Operating Officer